Exhibit 99.1

Assertio Holdings, Inc. Announces the Acquisition of Otrexup® (methotrexate) a Drug Device Combination from Antares Pharma, Inc.

Trailing 12 Month Reported Revenues of Otrexup Were $15.5 Million

Assertio will Pay Antares $18.0 Million Upfront and an Additional $26.0 Million in Deferred Payments

Raises Full Year Net Product Sales and Non-GAAP Adjusted EBITDA Guidance

LAKE FOREST, IL. – December 15, 2021 – Assertio Holdings, Inc., (“Assertio” or “the Company”) (Nasdaq: ASRT), a leading commercial pharmaceutical company bringing differentiated products to patients, today announced it has acquired Otrexup (methotrexate), a drug device combination single dose once weekly auto-injector, from Antares Pharma, Inc. (“Antares”) in the Company’s first new product acquisition since 2015. The acquisition was made through a subsidiary of the Company.

“The acquisition of Otrexup is a strategic and synergistic fit with our unique digital platform and a growth driver for Assertio for years to come,” said Dan Peisert, President and Chief Executive Officer of Assertio. “With nearly ten years of patent life remaining, we intend to invest in the further commercialization of Otrexup and see potential by leveraging our platform and expertise for growth. This acquisition represents yet another milestone in our transformation, will be accretive to adjusted EBITDA in 2022, and is the first step towards our goal of acquiring new products to deliver at least $50 million in gross profit by 2024”.

Under the terms of the definitive agreements, Assertio acquired Otrexup from Antares in a partially seller financed transaction for a total purchase price of $44.0 million inclusive of working capital investments. Payment terms are as follows:

•	$18.0 million in cash on December 15, 2021
•	$16.0 million in cash on May 31, 2022
•	$10.0 million in cash on December 15, 2022

Updated 2021 Financial Guidance:

Due to strong sales of its existing portfolio of products, the Company announces it has further raised its full-year net product sales and non-GAAP adjusted EBITDA guidance:

	11/4/21 Guidance	Updated Guidance
Net Product Sales (GAAP)	Greater than $103.0 Million	Greater Than $108.0 Million
Adjusted EBITDA (Non-GAAP) (1)	Greater than $43.0 Million	Greater Than $48.0 Million

(1) See “Non-GAAP Financial Measures” below for additional information.

About Otrexup

Trade Name	Otrexup (methotrexate) injection for subcutaneous use
Device	VIBEX® auto-injector
Last to Expire Orange Book Listed Patent	May 2031
Trailing 12 Months Revenue Ended 9/30/21	$15.5 Million
Approximate Gross Margin Percent	Low 70%’s

Otrexup is a once weekly single dose auto-injector containing a prescription medicine, methotrexate, which is indicated for:

•	Certain adults with severe, active rheumatoid arthritis, and children with active polyarticular juvenile idiopathic arthritis (pJIA), after treatment with other medicines including non-steroidal anti-inflammatory drugs (NSAIDS) have been used and did not work well.
•	Control the symptoms of severe, resistant, disabling psoriasis in adults when other types of treatment have been used and did not work well.

Otrexup should not be used for the treatment of cancer.

Otrexup should not be used for the treatment of children with psoriasis

Please see full prescribing information including important safety information at www.otrexup.com.

About Assertio

Assertio is a leading commercial pharmaceutical company bringing differentiated products to patients. The Company has a robust portfolio of branded prescription products in three areas: neurology, hospital and pain and inflammation. Assertio has grown through business development including licensing, mergers, and acquisitions. To learn more about Assertio, visit www.assertiotx.com.

About Antares Pharma

Antares Pharma, Inc. is a specialty pharmaceutical company focused primarily on the development and commercialization of self-administered injectable pharmaceutical products using advanced drug delivery auto injector technology. The Company has a portfolio of proprietary and partnered commercial products with several product candidates in various stages of development, as well as significant strategic alliances with industry leading pharmaceutical companies including Teva Pharmaceutical Industries, Ltd. (Teva), AMAG Pharmaceuticals (AMAG), Pfizer Inc. (Pfizer) and Idorsia Pharmaceuticals Ltd. (Idorsia). Antares Pharma’s FDA-approved products include XYOSTED® (testosterone enanthate) injection and Sumatriptan Injection USP, which is distributed by Teva. The Company also markets NOCDURNA® (desmopressin acetate) in the U.S. and expects to commercially launch TLANDO® (testosterone undecanoate) in the U.S. pending final FDA approval.

Investor Contact

Max Nemmers

Head, Investor Relations and Administration

investor@assertiotx.com

Non-GAAP Financial Measures

To supplement the Company’s financial results presented on a U.S. generally accepted accounting principles (GAAP) basis, the Company has included information about non-GAAP measures of EBITDA and adjusted EBITDA as useful operating metrics. The Company believes that the presentation of these non-GAAP financial measures, when viewed with results under GAAP and the accompanying reconciliation, provides supplementary information to analysts, investors, lenders, and the Company’s management in assessing the Company’s performance and results from period to period. The Company uses these non-GAAP measures internally to understand, manage and evaluate the Company’s performance, and in part, in the determination of bonuses for executive officers and employees. These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies.

This release also includes estimated non-GAAP adjusted EBITDA information, which the Company believes enables investors to better understand the anticipated performance of the business, but should be considered a supplement to, and not as a substitute for or superior to, financial measures calculated in accordance with GAAP. No reconciliation of estimated non-GAAP adjusted EBITDA to estimated net income is provided in this release because some of the information necessary for estimated net income such as income taxes, fair value change in contingent consideration, and stock-based compensation is not yet ascertainable or accessible and the Company is unable to quantify these amounts that would be required to be included in estimated net income without unreasonable effort.

Forward Looking Statements

Statements in this communication that are not historical facts are forward-looking statements that reflect Assertio's current expectations, assumptions and estimates of future performance and economic conditions. These forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, future events or the future performance or operations of Assertio. All statements other than historical facts may be forward-looking statements and can be identified by words such as "anticipate," "believe," "could," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "may", "objective," "opportunity," "outlook," "plan," "position," "potential," "predict," "project," "prospective," "pursue," "seek," "should," "strategy," "target," "would," "will," "aim" or other similar expressions that convey the uncertainty of future events or outcomes are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Assertio. Factors that could cause Assertio's actual results to differ materially from those implied in the forward-looking statements include: (1) risks related to the Company’s commercialization of Otrexup using its non-personal and digital promotion strategies; (2) the Company’s ability to realize the anticipated benefits of the acquisition of Otrexup (the “Transaction”), including the possibility that the expected benefits from the Transaction will not be realized or will not be realized within the expected time period; (3) potential liabilities and/or litigation related to the Transaction, including risks associated with the supply agreement between the Company and Antares and/or third-party contracts assumed by the Company in the Transaction; (4) risks related to disruption of management time from ongoing business operations due to the Transaction and/or restructuring of Assertio’s workforce announced on December 15, 2020 (the “Restructuring”) and/or the integration of the merger with Zyla Life Sciences (the “Merger”); (5) unexpected costs, charges or expenses resulting from the Transaction, the Restructuring and/or the Merger; (6) the ability of the Assertio to retain key personnel; (7) potential adverse changes to business relationships resulting from the Transaction and/or the Merger; (8) the Company's ability to achieve the growth prospects and synergies expected from the Transaction and/or the Merger, as well as delays, challenges and expenses associated with integrating the Company’s businesses; (9) negative effects of the Transaction and/or the Merger on the market price of Assertio's common stock, credit ratings and operating results; (10) legislative, regulatory and economic developments, including changing business conditions in the industries in which Assertio operates; (11) Assertio's ability to successfully pursue and complete business development, strategic partnerships, and investment opportunities to build and grow for the future; (12) the commercial success and market acceptance of Assertio's products; (13) coverage of Assertio’s products by payors and pharmacy benefit managers; (14) Assertio’s ability to execute on its sales, marketing and non-personal and digital promotion strategies, including developing relationships with customers, physicians, payors and other constituencies; (15) the entry of any generic products for any of Assertio’s products; (16) the outcome of Assertio’s opioid-related investigations, Assertio’s opioid-related litigation and related claims for insurance coverage, and Assertio’s securities class action and other disputes and litigation, and the costs and expenses associated therewith; (17) the outcome of Assertio’s antitrust litigation relating to the drug Glumetza®; (18) Assertio's estimates regarding expenses, future revenues, capital requirements and needs for additional financing; (19) Assertio's ability to generate sufficient cash flow from its business to make payments on its indebtedness; (20) Assertio's ability to restructure or refinance its indebtedness and Assertio's compliance with the terms and conditions of the agreements governing its indebtedness; (21) compliance or non-compliance with legal and regulatory requirements related to the development or promotion of pharmaceutical products in the U.S.; (22) Assertio's plans to acquire, in-license or co-promote other products, and/or acquire companies; (23) Assertio's ability to raise additional capital, if necessary; (24) variations in revenues obtained from collaborative agreements; (25) Assertio's counterparties’ compliance or non-compliance with obligations under agreements; (26) the ability of Assertio's common stock to maintain compliance with Nasdaq's minimum closing bid requirement of at least $1.00 per share; (27) obtaining and maintaining intellectual property protection for Assertio’s products; (28) Assertio’s ability to operate its business without infringing the intellectual property rights of others; (29) the impact of disasters, acts of terrorism or global pandemics, including COVID-19; (30) general market conditions; and (31) other risks listed in Assertio's filings with the United States Securities and Exchange Commission ("SEC"). These risks are more fully described in Assertio's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC and in other filings Assertio makes with the SEC from time to time. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this communication, which speak only as of this date. While Assertio may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to update or revise any forward-looking-statements contained in this press release whether as a result of new information or future events, except as may be required by applicable law. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance or expected results of Assertio.

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